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Scudder Growth Opportunity Fund

Classes A, B and C

Annual Report

September 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Econonic Overview

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Directors and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Growth Opportunity Fund	Nasdaq Symbol	CUSIP Number
Class A	DBGOX	251555884
Class B	DBGRX	251555835
Class C	DBGPX	251555827

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Growth Opportunity Fund	1-Year	Life of Class**
Class A	-25.91%	-31.98%
Class B	-26.35%	-32.44%
Class C	-26.35%	-32.44%
S&P MidCap 400 Index+	-4.70%	-11.79%

Source: Lipper, Inc. and Deutsche Asset Management

Net Asset Value Information
	Class A	Class B	Class C
Net Asset Value: 9/30/02	$ 5.09	$ 5.03	$ 5.03
9/30/01	$ 6.87	$ 6.83	$ 6.83

Class A Lipper Rankings* - Mid Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	437	of	495	89

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a)* (Adjusted for Sales Charge)
[] Scudder Growth Opportunity Fund - Class A [] S&P MidCap 400 Index+

Comparative Results* (Adjusted for Sales Charge)
Scudder Growth Opportunity Fund		1-Year	Life of Class**
Class A(b)	Growth of $10,000	$6,983	$4,797
	Average annual total return	-30.17%	-34.24%
Class B(b)	Growth of $10,000	$7,144	$4,879
	Average annual total return	-28.56%	-33.61%
Class C(b)	Growth of $10,000	$7,365	$5,030
	Average annual total return	-26.35%	-32.44%
S&P MidCap 400 Index+	Growth of $10,000	$9,530	$8,029
	Average annual total return	-4.70%	-11.79%

The growth of $10,000 is cumulative.

* Returns and rankings during all periods shown reflect a contractual fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class A shares; rankings for share classes may vary.
** The Fund commenced operations on December 29, 2000. Index returns begin December 31, 2000.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance. Prior to August 19, 2002, the maximum initial sales charges for Class A Shares was 5.50% and the maximum contingent deferred sales charge for Class B was 5.00%.
+ S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economy remains caught in a tug of war between powerful opposing forces that make neither a sharp acceleration nor a relapse into recession likely. Instead, we'll probably see a continued moderate recovery.

Several things are slowing down the economy right now. The economic boom of the late 1990s left stocks overvalued, and their prices have been coming back down. It left companies with more capital than they needed and they had to lay off workers to stay profitable. And it left individuals without enough savings - which means they were reluctant to spend money. Political uncertainty around the world, corporate accounting scandals, and sluggish growth abroad are also making people and businesses less willing to forge ahead.

But there are also several factors supporting economic activity. The government is keeping the economy on track with tax relief and interest rate cuts. Tax relief and interest rate cuts put more money back into the hands of individuals and businesses. And individuals and businesses are starting to spend that money. That's good, because spending - whether it's individuals buying cars and homes or businesses buying equipment - stimulates the economy.

The end result: We expect the economic recovery to persist-but slowly. The economy will only pick up when the factors slowing the economy diminish, and individuals and businesses become more confident. For that to happen, the government policies now in effect - such as low interest rates - will have to remain in effect well into 2003. Fortunately, we expect that to happen. We believe that the Federal Reserve Board is very sensitive to any signs that the economic recovery is faltering - and if it sees those signs, will cut interest rates even more.

One warning, however: A recovery depends on the absence of any adverse shocks to the system. For example, if developments in the Middle East don't go smoothly, the recovery could be disrupted.

Economic Guideposts Data as of 9/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will these developments affect the markets? In the equity markets, prices are more reasonable - but returns are still unlikely to come close to those we saw in the late 1990s. And if the moderate recovery persists, as we expect, fixed-income markets will likely give up some of their recent gains. That's because higher interest rates typically result in declines in bond prices. However, we expect that this decline will be limited until the recovery strengthens more and the Fed seems more likely to raise interest rates.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of October 17, 2002, and may not actually come to pass.

Portfolio Summary September 30, 2002

Asset Allocation	9/30/02	9/30/01

Common Stocks	96%	91%
Cash Equivalents	4%	9%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/02	9/30/01

Consumer Discretionary	30%	17%
Information Technology	26%	31%
Health Care	20%	22%
Industrials	11%	13%
Energy	7%	2%
Financials	5%	10%
Materials	1%	-
Telecommunication Services	-	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2002 (16.7% of Portfolio)
1. TMP Worldwide, Inc. Provider of tailored advertising services	2.0%
2. Omnicom Group, Inc. Provider of advertising services	1.8%
3. CheckFree Corp. Designer and provider of services for electronic commerce	1.8%
4. Weatherford International, Ltd. Provider of equipment and services for producing oil and gas	1.7%
5. IDEC Pharmaceuticals Corp. Developer and researcher for the treatment of cancer and other diseases	1.7%
6. Pearson PLC Provider of holding services for publishing company	1.6%
7. King Pharmaceuticals, Inc. Provider of pharmaceutical products	1.6%
8. ENSCO International, Inc. Explorer and producer of oil and gas	1.5%
9. The E.W. Scripps Co. Operator of newspapers and television networks	1.5%
10. Harmon International Industries, Inc. Manufacturer of high fidelity audio and video components	1.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2002

	Shares	Value ($)
Common Stocks 95.5%
Consumer Discretionary 29.1%
Hotel Restaurants & Leisure 1.1%
Brinker International, Inc.	1,200	31,080
Household Durables 2.3%
Harman International Industries, Inc.	800	41,400
The Stanley Works	700	22,869
		64,269
Internet & Catalog Retailing 3.0%
Amazon.com, Inc.*	1,600	25,488
Ticketmaster "B"*	1,600	24,400
USA Networks, Inc.	1,600	31,008
		80,896
Media 18.0%
Belo Corp. "A"	1,200	26,256
EchoStar Communications Corp. "A"	1,300	22,490
Emmis Communications Corp. "A"	1,500	28,500
Entercom Communications Corp.*	700	33,159
Entravision Communications Corp. "A"*	1,900	25,175
General Motors Corp. "H" (New)	3,500	32,025
Interpublic Group of Companies, Inc.	700	11,095
Lin TV Corp. "A"*	1,600	39,600
New York Times Co. "A"	600	27,270
News Corp., Ltd. (ADR)	1,700	28,220
Omnicom Group, Inc.	900	50,112
Pearson PLC (ADR)	5,500	45,430
The E.W. Scripps Co. "A"	600	41,580
TMP Worldwide, Inc.*	6,200	55,800
Univision Communications, Inc. "A"*	1,300	29,640
		496,352
Multiline Retail 1.0%
Dollar Tree Stores, Inc.*	1,200	26,448
Specialty Retail 3.0%
Abercrombie & Fitch Co. "A"*	1,000	19,670
Staples, Inc.*	1,800	23,022
Tiffany & Co.	700	15,001
Williams-Sonoma, Inc.	1,100	25,993
		83,686
Textiles, Apparel & Luxury Goods 0.7%
Jones Apparel Group, Inc.*	600	18,420
Energy 6.3%
Energy Equipment & Services
Cooper Cameron Corp.	600	25,056
ENSCO International, Inc.	1,700	42,568
Nabors Industries Ltd.*	300	9,825
Patterson-UTI Energy, Inc.	1,400	35,714
Smith International, Inc.	400	11,724
Weatherford International Ltd.*	1,300	48,282
		173,169
Financials 4.4%
Diversified Financials 3.3%
Investment Technology Group, Inc.*	600	17,556
Merrill Lynch & Co., Inc.	1,200	39,540
Stilwell Financial, Inc.	2,900	35,003
		92,099
Insurance 1.1%
Lincoln National Corp.	1,000	30,550
Health Care 19.4%
Biotechnology 6.1%
Celgene Corp.*	1,100	18,524
Cephalon, Inc.	600	24,492
Gilead Sciences, Inc.*	400	13,412
IDEC Pharmaceuticals Corp.	1,100	45,672
Invitrogen Corp.	900	30,663
MedImmune, Inc.*	1,075	22,435
Protein Design Labs, Inc.	1,700	14,110
		169,308
Health Care Equipment & Supplies 3.5%
Alcon, Inc.	900	34,875
Baxter International, Inc.	900	27,495
STERIS Corp.	1,300	32,383
		94,753
Health Care Providers & Services 2.8%
AMN Healthcare Services, Inc.	700	12,950
HCA, Inc.	700	33,327
WebMD Corp.	6,300	31,815
		78,092
Pharmaceuticals 7.0%
Barr Laboratories, Inc.	600	37,374
King Pharmaceuticals, Inc.*	2,400	43,608
Mylan Laboratories, Inc.	400	13,096
SICOR, Inc.*	1,800	27,378
Teva Pharmaceutical Industries Ltd. (ADR)	600	40,200
Watson Pharmaceuticals, Inc.*	1,300	31,863
		193,519
Industrials 10.2%
Aerospace & Defense 2.7%
L-3 Communications Holdings, Inc.	700	36,890
Northrop Grumman Corp.	300	37,212
		74,102
Commercial Services & Supplies 7.5%
Ceridan Corp.*	2,400	34,200
CheckFree Corp.*	4,300	48,934
ChoicePoint, Inc.	700	24,948
Herman Miller, Inc.	800	14,208
Manpower, Inc.	900	26,406
Paychex, Inc.	700	17,024
Robert Half International, Inc.*	500	7,935
The Dun & Bradstreet Corp.*	1,000	33,610
		207,265
Information Technology 25.2%
Communications Equipment 2.0%
3Com Corp.*	4,300	16,946
Harris Corp.	500	16,745
JDS Uniphase Corp.*	10,400	20,259
		53,950
Computers & Peripherals 1.6%
EMC Corp.*	4,000	18,280
Western Digital Corp.*	5,100	23,970
		42,250
Electronic Equipment & Instruments 3.7%
Amphenol Corp. "A"*	800	24,800
Fisher Scientific International, Inc.	1,100	33,385
Solectron Corp.*	11,900	25,109
Symbol Technologies, Inc.	2,400	18,408
		101,702
Internet Software & Services 0.4%
RealNetworks, Inc.*	3,100	11,191
IT Consulting & Services 2.9%
CACI International, Inc. "A" *	1,100	38,995
ProQuest Co.	700	21,245
SunGard Data Systems, Inc.*	1,000	19,450
		79,690
Semiconductor Equipment & Products 4.7%
Altera Corp.*	3,500	30,345
Analog Devices, Inc.*	1,000	19,700
Applied Materials, Inc.*	2,200	25,410
Integrated Device Technology, Inc.*	2,400	25,056
Maxim Integrated Products, Inc.*	1,200	29,712
		130,223
Software 9.9%
Adobe Systems, Inc.	600	11,460
Autodesk, Inc.	2,100	26,607
Cerner Corp.	1,100	38,731
Electronic Arts, Inc.*	200	13,192
Fair, Isaac & Co., Inc.	950	31,065
Parametric Technology Corp.*	1,600	2,880
Rational Software Corp.*	6,300	27,216
Sybase, Inc.	2,400	27,888
Synopsys Ltd.*	900	34,335
The Reynolds and Reynolds Co. "A"	1,300	29,172
THQ, Inc.*	1,450	30,160
		272,706
Materials 0.9%
Chemicals
Monsanto Co.	1,700	25,993
Total Common Stocks (Cost $3,019,724)		2,631,713

	Principal Amount ($)	Value ($)
Repurchase Agreements 4.5%
Goldman Sachs & Co., 1.82% dated 9/30/02, to be repurchased at $123,006 on 10/1/2002 (b) (Cost $123,000)	123,000	123,000

Total Investment Portfolio - 100.0% (Cost $3,142,724) (a)		2,754,713

* Non-income producing security.
(a) The cost for federal income tax purposes was $3,245,564. At September 30, 2002, net unrealized depreciation for all securities based on tax cost was $490,851. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $39,885 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $530,736.
(b) Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2002
Assets
Investments in securities, at value (cost $3,142,724)	$ 2,754,713
Cash	8,589
Receivable for investments sold	57,729
Dividends and interest receivable	1,340
Due from Advisor	54,808
Other assets	6,369
Total assets	2,883,548
Liabilities
Payable for investments purchased	110,037
Payable for Fund shares redeemed	10,858
Other accrued expenses and payables	39,890
Total liabilities	160,785
Net assets, at value	$ 2,722,763
Net Assets
Net assets consist of:
Accumulated net investment loss	(11,089)
Net unrealized appreciation (depreciation) on investments	(388,011)
Accumulated net realized gain (loss)	(2,133,739)
Paid-in capital	5,255,602
Net assets, at value	$ 2,722,763

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($2,065,225 / 405,644 shares of capital stock outstanding, $.001 par value, 6,000,000 shares authorized)	$ 5.09
Maximum offering price per share (100 / 94.25 of $5.09)	$ 5.40
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($402,954 / 80,188 shares of capital stock outstanding, $.001 par value, 3,000,000 shares authorized)
$ 5.03
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($254,584 / 50,652 shares of capital stock outstanding, $.001 par value, 1,000,000 shares authorized)
$ 5.03

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $252)	$ 9,219
Interest	1,845
Total Income	11,064
Expenses: Investment advisory fee	31,734
Administrator service fee	5,600
Transfer agent fees	24,276
Custody fees	18,116
Distribution and shareholder servicing fees	15,852
Auditing	30,058
Accounting fees	14,101
Legal	30,515
Directors' fees and expenses	152
Reports to shareholders	23,849
Registration fees	47,670
Other	752
Total expenses, before expense reductions	242,675
Expense reductions	(187,742)
Total expenses, after expense reductions	54,933
Net investment income (loss)	(43,869)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(1,423,992)
Net unrealized appreciation (depreciation) during the period on investments	465,737
Net gain (loss) on investment transactions	(958,255)
Net increase (decrease) in net assets resulting from operations	$ (1,002,124)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2002	2001[a]
Operations: Net investment income (loss)	$ (43,869)	$ (31,711)
Net realized gain (loss) on investment transactions	(1,423,992)	(709,747)
Net unrealized appreciation (depreciation) on investment transactions during the period	465,737	(853,748)
Net increase (decrease) in net assets resulting from operations	(1,002,124)	(1,595,206)
Fund share transactions: Proceeds from shares sold	304,564	5,118,659
Cost of shares redeemed	(103,055)	(75)
Net increase (decrease) in net assets from Fund share transactions	201,509	5,118,584
Increase (decrease) in net assets	(800,615)	3,523,378
Net assets at beginning of period	3,523,378	-
Net assets at end of period (including accumulated net investment loss of $11,089 and $14,501, respectively)	$ 2,722,763	$ 3,523,378

a For the period December 29, 2000 (commencement of operations) through September 30, 2001.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Year Ended September 30,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.87	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.07)[b]	(.05)
Net realized and unrealized gain (loss) on investment transactions	(1.71)	(3.08)
Total from investment operations	(1.78)	(3.13)
Net asset value, end of period	$ 5.09	$ 6.87
Total Return (%)[c]	(25.91)	(31.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	2,065	2,774
Ratio of expenses before expense reductions (%)	6.33	5.55*
Ratio of expenses after expense reductions (%)	1.30	1.30*
Ratio of net investment income (loss) (%)	(1.00)	(.75)*
Portfolio turnover rate (%)	325	219**
[a] For the period December 29, 2000 (commencement of operations) through September 30, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class B
Year Ended September 30,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.83	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.12)[b]	(.10)
Net realized and unrealized gain (loss) on investment transactions	(1.68)	(3.07)
Total from investment operations	(1.80)	(3.17)
Net asset value, end of period	$ 5.03	$ 6.83
Total Return (%)[c]	(26.35)	(31.70)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	403	408
Ratio of expenses before expense reductions (%)	7.08	6.30*
Ratio of expenses after expense reductions (%)	2.05	2.05*
Ratio of net investment income (loss) (%)	(1.75)	(1.50)*
Portfolio turnover rate (%)	325	219**
[a] For the period December 29, 2000 (commencement of operations) through September 30, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class C
Year Ended September 30,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.83	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.12)[b]	(.10)
Net realized and unrealized gain (loss) on investment transactions	(1.68)	(3.07)
Total from investment operations	(1.80)	(3.17)
Net asset value, end of period	$ 5.03	$ 6.83
Total Return (%)[c]	(26.35)	(31.70)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	255	342
Ratio of expenses before expense reductions (%)	7.08	6.30*
Ratio of expenses after expense reductions (%)	2.05	2.05*
Ratio of net investment income (loss) (%)	(1.75)	(1.50)*
Portfolio turnover rate (%)	325	219**
[a] For the period December 29, 2000 (commencement of operations) through September 30, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Growth Opportunity Fund ("Scudder Growth Opportunity Fund" or the "Fund"), a diversified series of Deutsche Investors Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Effective September 4, 2002, each class of the Fund was closed to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $744,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($592,000) and September 30, 2010 ($152,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2001 through September 30, 2002, the Fund incurred approximately $1,287,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2002, the Fund's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (744,000)
Unrealized appreciation (depreciation) on investments	$ (490,851)

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $11,932,058 and $11,622,790, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corp. ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement (the "Investment Advisory Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Investment Advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.85% of the first $250,000,000 of the Fund's average daily net assets, 0.80% of the next $250,000,000 of such net assets and 0.75% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Jennison Associates LLC, a direct wholly-owned subsidiary of the Prudential Investment Corporation, serves as sub-advisor and is responsible for the day to day management of the Fund.

ICCC, in its capacity as Advisor and Administrator, has contractually agreed for the year ended January 3, 2003, to waive its annual fees, if necessary, or to make payments to the Fund to the extent that its annual expenses exceed the following: Class A shares 1.30%, Class B shares 2.05% and Class C shares 2.05%. Accordingly, for the year ended September 30, 2002, the fee pursuant to the Investment Advisory Agreement was $31,734, all of which was waived. In addition, under these agreements, the Advisor reimbursed additional expenses of $150,408.

Administrator Service Fee. ICCC also serves as the Fund's Administrator. Under the Administrative Service Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee (the "Administrator Service Fee") based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accrual are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. For the year ended September 30, 2002, the Administrator Service Fee was $5,600, all of which was waived.

Service Provider Fees. ICCC is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The amount charged to the Fund by ICCC aggregated $14,101, of which $1,069 is unpaid at September 30, 2002. Transfer agent charges to the Fund by ICCC aggregated $24,276, at which $5,101 is unpaid at September 30, 2002.

Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of ICCC, is the Fund's custodian. The amount charged to the Fund by the custodian aggregated $18,116, of which $6,777 is unpaid at September 30, 2002.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Prior to August 19, 2002, ICC Distributors, Inc. ("ICCD") was the distributor for the Fund. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2002
Class A	$ 7,161	$ 470
Class B	3,876	279
Class C	2,642	173
	$ 13,679	$ 922

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2002, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2002	Effective Rate
Class B	$ 1,292	$ 93.25%
Class C	881	58.25%
	$ 2,173	$ 151

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Prior to August 19, 2002, ICCD was the principal underwriter for the Fund. For the year ended September 30, 2002, there were no underwriting commissions paid to ICCD or SDI in connection with the distribution of Class A shares for the year ended.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2002, there was no CDSC fee.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Ownership of the Fund

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At September 30, 2002, there was one affiliated shareholder who individually held greater than 10% of the outstanding shares of the Growth Opportunity Fund. This shareholder held in aggregate 93% of the total shares outstanding of the Fund.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2002		Period Ended September 30, 2001*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	14,460	$ 100,968	403,635	$ 4,029,206
Class B	24,897	198,285	59,680	589,453
Class C	652	5,311	50,000	500,000
		$ 304,564		$ 5,118,659
Shares redeemed
Class A	(12,451)	$ (75,550)	-	$ -
Class B	(4,381)	(27,505)	(8)	(75)
		$ (103,055)		$ (75)
Net increase (decrease)
Class A	2,009	$ 25,418	403,635	$ 4,029,206
Class B	20,516	170,780	59,672	589,378
Class C	652	5,311	50,000	500,000
		$ 201,509		$ 5,118,584

* For the period December 29, 2000 (commencement of operations) through September 30, 2001.

F. Cessation of Operations

On September 4, 2002, the Board of Directors of the Fund approved the cessation of operations of the Fund effective on or about October 31, 2002, (the "Closing Date"). Accordingly, the Board has voted to redeem involuntarily the shares of any Fund shareholder outstanding at the time. This may be a taxable event for shareholders with the exception of those participating in a qualified defined contribution plan, defined benefit plan or other qualified retirement vehicle.

Report of Independent Accountants

To the Board of Directors of Deutsche Investors Funds, Inc. and Shareholders of the Growth Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Opportunity Fund (the "Fund") at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, MA November 15, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Growth Opportunity Fund (the "fund"), a series of Deutsche Investors Funds, Inc. (the "Company"), was held on August 16, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Directors of the Company to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
	For	Withheld
Richard R. Burt	2,591,546	8,161
S. Leland Dill	2,588,435	11,272
Martin J. Gruber	2,586,280	13,427
Richard T. Hale	2,591,546	8,161
Joseph R. Hardiman	2,591,546	8,161
Richard J. Herring	2,586,280	13,427
Graham E. Jones	2,588,435	11,272
Rebecca W. Rimel	2,591,546	8,161
Philip Saunders, Jr.	2,591,546	8,161
William N. Searcy	2,586,280	13,427
Robert H. Wadsworth	2,586,154	13,553

2. To approve a new investment advisory agreement (a "New Advisory Agreement") between the Company on behalf of the fund, and Deutsche Asset Management, Inc. ("DeAM, Inc.") to be implemented within two years of the date of the Special Meeting upon approval of the members of the Company's Board of Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended).

Affirmative	Against	Abstain
529,440	551	0

3. To approve a new sub-advisory agreement (a "New Sub-Advisory Agreement") among the Company, on behalf of the fund, DeAM, Inc. and the fund's sub-advisor, Jennison Associates LLC (the "Sub-Advisor") to be implemented within two years of the date of the Special Meeting upon approval of the members of the Company's Board of Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended).

Affirmative	Against	Abstain
529,440	551	0

Directors and Officers

Non-Interested Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Director since 1998	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		70
S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	68
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, CREF (since 2000); Director, S.G. Cowen Mutual Funds (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai Capital Fund, Inc. (since 2000) and Singapore Fund, Inc. (since 2000) (registered investment companies).	69
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since 1972); Director, Lauder Institute of International Management Studies (since 2000); Co-Director, Wharton Financial Institutions Center (since 2000) and Vice Dean and Director, Wharton Undergraduate Division (1995-2000).	68
Joseph R. Hardiman 05/27/37 Director since 2000	Private Equity Investor (1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		68
Graham E. Jones 01/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	68
Rebecca W. Rimel 4/10/51 Director since 2000	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management (1994-2002).	68
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	68
William N. Searcy 09/03/46 Director since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	68
Robert H. Wadsworth 1/29/40 Director since 1997	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1982 to present); President and Director, Trust for Investment Managers (registered investment company) (1999 to present). Formerly President, Investment Company Administration, L.L.C. (1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (1990-January 2002); Vice President, Professionally Managed Portfolios (1999-2002) and Advisors Series Trust (1997-2002) (registered investment companies); and President, Guinness Flight Investment Funds, Inc. (registered investment companies).
* Inception date of the corporation which was the predecessor to the LLC.
		71

Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Director since 2000	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
203

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc., Vice President and Director of Scudder Distributors, Inc., Trustee, Crossroads for Kids, Inc. (serves at risk children).
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Gary L. French[5] 7/4/51 Treasurer since 2002	Managing Director of Deutsche Asset Management. Formerly, President of UAM Fund Services, Inc.
Charles A. Rizzo[5] 8/5/57 Assistant Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 2002	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management (2002-present). Formerly, Vice President, Deutsche Asset Management (2000-2002); Partner, Freedman, Levy, Kroll & Simonds (1997-1999).
Amy M. Olmert 5/14/63 Assistant Secretary since 2002	Director, Deutsche Asset Management (1999-present); Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporate (now Deutsche Bank Securities Inc.) (1997-1999); Senior Manager and other positions, Coopers & Lybrand LLP (now PricewaterhouseCoopers LLP) (1988-1997).

1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Director or Officer first began serving in that position with Deutsche Investors Funds, Inc. of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund+
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
+ On October 7, 2002, this fund was closed to new investors.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street Philadelphia, PA 19103
Transfer Agent

Investment Company Capital Corporation c/o Scudder Investments

811 Main Street Kansas City, MO 64105
Custodian

Deutsche Bank Trust Company Americas

100 Plaza One Jersey City, NJ 07311
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes